EXHIBIT 10.2


                              K2 TECHNOLOGIES, INC.

                            STOCK OPTION GRANT NOTICE
                            (1996 STOCK OPTION PLAN)

K2 Technologies, Inc. (the "Company"), pursuant to its 1996 Stock Option Plan (the "Plan") hereby grants to Optionee an option to purchase the number of shares of the Company's common stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in Attachments I, II and III, which are incorporated herein in their entirety.


1.    OPTIONEE:                            ______________________________
DATE OF GRANT:                             ______________________________
VESTING START DATE                         ______________________________
SHARES SUBJECT TO OPTION:                  ______________________________
EXERCISE PRICE PER SHARE:                  ______________________________
EXPIRATION DATE:                           ______________________________

_X_INCENTIVE STOCK OPTION   ___NONSTATUTORY STOCK OPTION

VESTING SCHEDULE: VESTING SHALL BE AS FOLLOWS: 1/8TH OF SHARES VEST 6 MONTHS AFTER VESTING START DATE, 1/48TH VEST MONTHLY THEREAFTER.

PAYMENT: Payment by cash or check [or by promissory note]:

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to optionee under the Plan, and (ii) the following agreements only:

            OTHER AGREEMENTS:  ______________________________
                               ______________________________
                               ______________________________

COMPANY                                 OPTIONEE:

By:      Garo K. Kiremidjian            Signature:
   --------------------------------               ------------------------------

Title:   President
      -----------------------------

Date:                                   Date:
     ------------------------------          -----------------------------------

Attachment I:    Stock Option Agreement
Attachment II:   1996 Stock Option Plan
Attachment III:  Notice of Exercise

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                             STOCK OPTION AGREEMENT

            Pursuant to the Grant Notice and this Stock Option Agreement, the Company has granted you an option to purchase the number of shares of the Company's Common Stock indicated in the Grant Notice at the exercise price indicated in the Grant Notice.

            Your option is granted in connection with and in furtherance of the Company's compensatory benefit plan for the Company's employees (including officers), directors or consultants, and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

            The details of your option are as follows:


            2. VESTING. Subject to the limitations contained herein, your option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Status as an Employee, Director or Consultant.

            3. METHOD OF PAYMENT.

               (a) PAYMENT OPTIONS. Payment of the exercise price by cash or check is due in full upon exercise of all or any part of your option, provided that you may elect, to the extent permitted by applicable law and the Grant Notice, to make payment of the exercise price under one of the following alternatives:

                   (1) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                   (2) Provided that the option exercise price for the installment, or portion thereof, being purchased exceeds one thousand dollars ($1,000), payment pursuant to the deferred payment alternative described herein; or

                   (3) Payment by a combination of the above methods.

               (b) DEFERRED PAYMENT. Under the deferred payment alternative:

                   (1) At least ten percent of the exercise price shall be due at the time of exercise, at least ten percent of the exercise price plus accrued interest shall be due each anniversary of the date of exercise, with final payment of the remainder of the exercise price, plus accrued interest, due five years from the date of exercise or, at the Company's election, upon termination of your Continuous Status as an Employee, Director or Consultant with the Company or an Affiliate of the Company;

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                   (2) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Internal Revenue Code of 1986 (the "Code"), of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

                   (3) To elect the deferred payment alternative, your written notice of exercise must state that you are electing this payment alternative and, if the Company so requests, you must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may require.

            4. EXERCISE PRIOR TO VESTING. If permitted in the Grant Notice, and subject to the provisions of your option contained herein, you may elect, at any time that is both (i) during your Continuous Status as an Employee, Director or Consultant and (ii) during your option's term, to exercise all or part of your option, including the nonvested portion of your option; PROVIDED, HOWEVER, that:

                   (1) a partial exercise of your option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

                   (2) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement;

                   (3) you shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                   (4) your option shall not be exercisable with respect to any unvested installment to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted you by the Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

            5. WHOLE SHARES. Your option may only be exercised for whole shares.

            6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

            7. TERM. The term of your option commences on the date of grant and expires upon the earliest of:

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                   (1) the Expiration Date indicated in the Grant Notice;

                   (2) the tenth (10th) anniversary of the Date of Grant;

                   (3) twelve (12) months after your death, if you die during, or within thirty (30) days after the termination of your Continuous Status as Employee, Director or Consultant; or

                   (4) eighteen (18) months after the termination of your Continuous Status as Employee, Director or Consultant due to disability; or

                   (5) ninety (90) days after the termination of your Continuous Status as an Employee, Director or Consultant for any other reason, provided that if during any part of such ninety (90) day period the option is not exercisable solely because of the condition set forth in paragraph 5 (Securities Law Compliance), in which event the option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of ninety (90) days after the termination of Continuous Status as an Employee, Director or Consultant.

               To obtain the federal income tax advantages associated with an "incentive stock option," the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or an Affiliate of the Company, except in the event of your death or permanent and total disability. The Company cannot guarantee that your option will be treated as an "incentive stock option" if you exercise your option more than three (3) months after the date your employment with the Company terminates.

            8. EXERCISE.

               (a) You may exercise the vested portion of your option during its term (and the unvested portion of your option if the Grant Notice so permits) by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

               (b) By exercising your option you agree that:

                   (1) as a condition to any exercise of your option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise;

                   (2) you will notify the Company in writing within fifteen
(15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise

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of your incentive stock option that occurs within two (2) years after the date of your option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option; and

                   (3) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

            9. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

            10. RIGHT OF FIRST REFUSAL/RIGHT OF REPURCHASE. Vested shares that are received upon exercise of your option are subject to a right of first refusal, as described in the Company's bylaws in effect at such time the Company may elect to exercise its right, subject to the terms of the Plan. The Company's right of first refusal shall expire on the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act. In addition, subject to the terms of the Plan, to the extent provided in the Company's bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares received pursuant to the exercise of your option, which right shall be in addition to any right created by exercise prior to vesting.

            11. OPTION NOT A SERVICE CONTRACT. Your option is not an employment contract and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in your option shall obligate the Company, its shareholders, board of directors, officers or employees to continue any relationship which you might have as a director or consultant for the Company.

            12. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

            13. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, including without limitation the provisions of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

                              K2 TECHNOLOGIES, INC.

                             1996 STOCK OPTION PLAN

                           ADOPTED SEPTEMBER 19, 1996


            1. PURPOSES.

               (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

               (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

               (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

            2. DEFINITIONS.

               (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

               (b) "BOARD" means the Board of Directors of the Company.

               (c) "CODE" means the Internal Revenue Code of 1986, as amended.

               (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

               (e) "COMPANY" means K2 Technologies, Inc.

               (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

               (h) "DIRECTOR" means a member of the Board.

               (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (k) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined in good faith by the Board and, to the extent required by law, in a manner consistent with Section 260.140.50 of the California Code of Regulations.

               (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

               (n) "OPTION" means a stock option granted pursuant to the Plan.

               (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

               (p) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

               (q) "PLAN" means this 1996 Stock Option Plan.

            3. ADMINISTRATION.

               (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

               (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                   (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                   (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                   (3) To amend the Plan or an Option as provided in Section 11.

                   (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

               (c) The Board may delegate administration of the Plan to one or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            4. SHARES SUBJECT TO THE PLAN.

               (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate seven hundred thousand (700,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

               (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

            5. ELIGIBILITY.

               (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

               (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant. To the extent required by applicable law, the provisions of this subsection 5(b) shall also apply to the grant of a Nonstatutory Stock Option granted to a ten percent (10%) stockholder described in the preceding sentence.

            6. OPTION PROVISIONS.

               Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

               (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

               (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value on the date of grant. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code.

               (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

               In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, and a current payment of the par value of the Company's common stock shall be reserved to the extent such payment is required by applicable law.

               (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

               (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. To the extent required by applicable law, Options shall vest at the rate of at least twenty percent (20%) per year. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

               (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

               (g) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement (which shall be at least thirty (30) days, if required by applicable law), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this Section 7, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

               (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which shall be at least six (6) months if required by applicable law), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

               (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of
(i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which shall be at least six
(6) months if required by applicable law), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

               (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company with the repurchase price to be equal to the original purchase price of the stock. To the extent required by applicable law, the right of the Company under this subsection to repurchase shares at the original purchase price (i) shall lapse at a minimum rate of twenty percent (20%) per year over the five (5) year period measured from the date the Option was granted; (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock"); and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares.

               (k) RIGHT OF REPURCHASE. The Option may, but need not, include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, to repurchase all or any part of the vested shares exercised pursuant to the Option. To the extent required by applicable law, the right of the Company under this subsection to repurchase shares at the original purchase price (i) shall lapse at a minimum rate of twenty percent (20%) per year over the five (5)-year period measured from the date the Option was granted; (ii) such right shall be exercisable only within (A) the ninety (90)-day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")); and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (A) the stock's Fair Market Value at the time of such termination or (B) the original purchase price paid for such shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

               (l) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Such right of first refusal must be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee's intent to transfer shares and must be exercised as to all the shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the shares offered. The purchase of the shares following exercise must be completed within sixty (60) days of the Company's receipt of notice of the Optionee's intent to transfer shares of such longer period of time as has been offered by the person to whom the Optionee intends to transfer the shares.

            (m) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

            7. COVENANTS OF THE COMPANY.

               (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

               (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

            8. USE OF PROCEEDS FROM STOCK.

               Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

            9. MISCELLANEOUS.

               (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

               (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

               (c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information or when not required by applicable law.

               (d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and applicable law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

               (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

               (f) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market value in the case of a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(b)), not less than one hundred and ten percent (110%) of the Fair Market Value), on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(c) of the Code applies.

            10. ADJUSTMENTS UPON CHANGES IN STOCK.

               (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

               (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised (but not the vesting of such options) shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event.

            11. AMENDMENT OF THE PLAN AND OPTIONS.

               (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment requires shareholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code (including an increase in the number of shares reserved for issuance under the Plan).

               (b) The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

               (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

               (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

               (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; PROVIDED, HOWEVER, that the rights and obligations under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.


            12. TERMINATION OR SUSPENSION OF THE PLAN.

               (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

               (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

            13. EFFECTIVE DATE OF PLAN.

               The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                               NOTICE OF EXERCISE


Stock Option Administration
K2 Technologies, Inc.
4000 Moorepark Avenue
San Jose, CA 95117                         Date of Exercise: ___________________



            This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

            Type of option (check one):    Incentive [ ]   Nonstatutory [ ]

            Stock option dated:            ___________________

            Number of shares as
            to which option is
            exercised:                     ___________________

            Certificates to be
            issued in name of:             ___________________

            Total exercise price:          $__________________

            Cash payment delivered
            herewith:                      $__________________


            By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 1996 Stock Option Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and
(iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

            I hereby make the following certifications and representations with respect to the number of shares of Common Stock of K2 Technologies, Inc. listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

            I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to K2 Technologies, Inc. that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

            I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of K2 Technologies, Inc. becomes publicly traded (I.E., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of K2 Technologies, Inc. under Rule 144.

            I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to K2 Technologies, Inc.'s Articles of Incorporation, Bylaws and/or applicable securities laws.

            I further agree that, if required by K2 Technologies, Inc. (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of K2 Technologies, Inc. under the Act, I will be subject to the sale restrictions described in my Stock Option Agreement.

                                         Very truly yours,



                                         _______________________________________